Exhibit 10.1

                        AMENDMENT OF EMPLOYMENT AGREEMENT

     WHEREAS, Everest Reinsurance Company (the "Company"), Everest Reinsurance Holdings, Inc. ("Holdings") and Joseph V. Taranto were parties to an employment agreement effective as of January 1, 2000, as amended (the "Employment Agreement");

     WHEREAS, pursuant to a restructuring of Holdings, Holdings became a wholly-owned subsidiary of Everest Re Group, Ltd. ("Everest Group");

     WHEREAS, in connection with the restructuring, Everest Group established a subsidiary, Everest Global Services, Inc. ("Everest Services");

     WHEREAS, the Employment Agreement was amended in connection with the restructuring to reflect the restructuring and the establishment of Everest Services;

     WHEREAS, Taranto has been transferred to employment with Everest Services, and, as required under the Employment Agreement, Everest Services has been substituted for the Company under the Employment Agreement and Everest Services has adopted and has become a party to the Employment Agreement, all effective as of the date on which Taranto was transferred to employment with Everest Services (the "Transfer Date");

     WHEREAS, it is now desirable to amend the Employment Agreement to reflect the actions taken with respect thereto effective as of the Transfer Date;

     NOW, THEREFORE, the Employment Agreement is hereby amended, effective as of the Transfer Date, in the following particulars:

     1. By substituting the following for the second paragraph of Section 1.1 of the Employment Agreement:

     "Holdings hereby employs Taranto and Taranto hereby agrees to serve during the term of this Agreement without additional compensation, on similar terms and conditions as set forth in the preceding paragraph, as Chairman and Chief Executive Officer of each of Holdings and Everest Group and, subject to his election, as a director of Everest Reinsurance Company and as a director and officer of any corporation which is a subsidiary or affiliate of Everest Reinsurance Company, if elected by the stockholders or the board of directors of such corporation; provided, however, that in no event shall Taranto be required to serve as a director of Everest Global Services, Inc. (`Everest Services') unless he consents to do so."

     2.  By  substituting  the  following  for  Section  1.4 of  the  Employment
Agreement:

     "1.4 Notwithstanding the foregoing provisions of this Section 1, for periods after the date on which Taranto was transferred to employment with Everest Services (which date shall be referred to herein as the `Transfer
Date'), Taranto agrees that he shall, as an employee of Everest Services, provide services for Everest Reinsurance Company, Everest Group and Holdings as described in the foregoing provisions of this Section 1. For periods after the Transfer Date, (i) Everest Services shall be substituted for the Company hereunder, (ii) neither Taranto's transfer of employment to Everest Services nor the substitution of Everest Services for the Company hereunder shall constitute a `Termination for Good Reason' within the meaning of Section 8.6 hereof or a termination of employment with the Company for any other purpose hereunder, and
(iii) Taranto agrees to continue to serve during the term of this Agreement, without additional compensation, as the Chairman and Chief Executive Officer of Everest Reinsurance Company. Notwithstanding any other provision of this Agreement, in no event shall Taranto be required to serve as a director of Everest Services unless he consents to do so."

     3.  By  substituting  the  following  for  Section  6.4 to  the  Employment
Agreement:

     "6.4 For periods after the Transfer Date, Everest Group shall cause Everest Services to provide Taranto with employee benefit plans, policies, programs and arrangements (including perquisites) which are substantially similar to those provided to similarly situated employees of Everest Reinsurance Company from time to time."

     4.  By  substituting  the  following  for  Section  8.8 of  the  Employment
Agreement:

     "8.8 GENERAL; GUARANTY. The obligations of the Everest Reinsurance Company, Holdings, Everest Group and Everest Services to pay Taranto the compensation and other benefits specified herein shall be absolute and unconditional and shall not be affected by any circumstances, including without limitation, any set off, counterclaim, recoupment, defense or other right which any of them may have against Taranto or anyone else. In no event shall Taranto be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to him under this Agreement. To the extent that Everest Services fails, for any reason, to meet its financial obligations under this Agreement, Everest Reinsurance Company shall have full responsibility and liability for all such obligations."

     IN WITNESS WHEREOF, the parties have executed this amendment to the Employment Agreement on the 30th day of March, 2001.


                           Everest Reinsurance Company

                           By: /S/ JANET J. BURAK
                               ------------------------------------------------
                               Janet J. Burak
                               Senior Vice President


                           Everest Reinsurance Holdings, Inc.

                           By: /S/ JANET J. BURAK
                               ------------------------------------------------
                               Janet J. Burak
                               Senior Vice President


                           Everest Re Group, Ltd.

                           By: /S/ JANET J. BURAK
                               ------------------------------------------------
                               Janet J. Burak
                               Senior Vice President


                           Everest Global Services, Inc.

                           By: /S/ JANET J. BURAK
                               ------------------------------------------------
                               Janet J. Burak
                               Senior Vice President


                               /S/ JOSEPH V. TARANTO
                               ------------------------------------------------
                               Joseph V. Taranto



                                      -3-